[Exhibit 32.1]


                 CERTIFICATION PURSUANT TO
                  18 U.S.C. SECTION 1350,
                  AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  Quarterly Report  of  Film  and  Music
Entertainment, Inc. (the "Company") on Form 10-QSB for the quarter ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)  The  report fully complies with the requirements of  Section
     13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  January 23, 2006      By:  /s/ John Daly
                                   ---------------------------
                                   John Daly
                                   Chairman, President and CEO

Dated:  January 23, 2006      By:  /s/ Lawrence S. Lotman
                                   ---------------------------
                                   Lawrence S. Lotman
                                   Chief Financial Officer